UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2008
HERCULES OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

9 Greenway Plaza, Suite 2200
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-5100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On October 23, 2008, Hercules Offshore, Inc. (the “Company”) is posting on its website at www.herculesoffshore.com a report entitled “Hercules Offshore Fleet Status Report” (the “Fleet Status Report”). The Fleet Status Report includes the Hercules Offshore Rig Fleet Status (as of October 23, 2008), which contains information for each of the Company’s drilling rigs, including contract dayrate and duration. The Fleet Status Report also includes the Hercules Offshore Liftboat Fleet Status Report, which contains information by liftboat class for September 2008, including revenue per day and operating days. The Fleet Status Report is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.
     The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit 99.1 Hercules Offshore Fleet Status Report

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.
Date: October 23, 2008	By:	/s/ James W. Noe
James W. Noe
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Hercules Offshore Fleet Status Report